UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 16, 2023

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte
North Carolina
28209
(Address of principal executive offices, including zip code)
(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	NPO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

    On February 16, 2023, B. Bernard Burns, Jr., a member of the Board of Directors of EnPro Industries, Inc. (the "Company"), effected his retirement from the Board of Directors by resigning as a director of the Company effective immediately after the filing with the Securities and Exchange Commission of the Company's Form 10-K for the fiscal year ended December 31, 2022 (the "Effective Time"). On February 16, 2023, the Board of Directors of the Company elected Ronald C. Keating as a director to fill the vacancy to be created by Mr. Burns' retirement at the Effective Time.

Mr. Burns was not eligible for election as a director at the Company's 2023 annual meeting of shareholders under the maximum age limitation for director nominations included in the Company's Corporate Governance Guidelines. The Company's Restated Articles of Incorporation limit the maximum size of the Board of Directors to 11, which is the current size of the Board of Directors. Mr. Burns is retiring from the Board of Directors to facilitate the election of Mr. Keating as a director prior to the 2023 annual meeting of shareholders.

Mr. Keating has been appointed to serve on the following committees of the Board of Directors at the Effective Time: the Audit and Risk Management Committee, the Compensation and Human Resources Committee and the Nominating and Corporate Governance Committee. Mr. Keating will receive pro-rata portions of the $90,000 annual cash retainer and $110,000 common stock award paid to the Company's non-employee directors based on his period of service during the fiscal year ending December 31, 2023.

    A press release issued by the Company on February 21, 2023 with respect to these matters is filed as Exhibit 99.1 hereto.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibits:

99.1	Press release of EnPro Industries, Inc. dated February 21, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Date:    February 21, 2023

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Executive Vice President, General Counsel and Secretary

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